Exhibit 10.4
June 19, 2008
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95119
Subject: Amendment #15 to Statement of Work #4903RL1112 (“SOW”) dated December 15, 2003
This Amendment #15 “(Amendment”) to Statement of Work # 4903RL1112 (“SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.
This amendment will be effective when signed by both parties.
1. Add “Attachment 1, Product Unique Attachment 5 for “Brocade 10Gb CNA for IBM System x” effective June 19, 2009” (attached hereto)
2. Replace “Attachment 6, Product Part Numbers and Pricing” in its entirety with the attached “Attachment 6, Product Part Numbers and Pricing”.
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.
Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of [**].

ACCEPTED AND AGREED TO:		ACCEPTED AND AGREED TO:
International Business Machines Corporation		Brocade Communications
By:		By:
/s/ Tim Nolan	6/22/09	/s/ Charles Leeming	6/22/09

IBM Signature	Date	Brocade Communications	Date
Tim Nolan		Charles Leeming
Printed Name		Printed Name
GCM Mgr		VP, OEM Sales
Title & Organization		Title & Organization
Communications Council
Address:		Address
3039 Cornwallis Rd		1745 Technology Drive
RTP, NC 27709		San Jose, CA 95110
USA

ACCEPTED AND AGREED TO:

Brocade Communications Switzerland, SarL
By:
/s/ Kevin L. Mckenna

		Authorized Signature	Date
		Kevin L. Mckenna	23-June-2009
Type or Print Name
Director
Title & Organization

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT #1
PRODUCT UNIQUE ATTACHMENT #4, EFFECTIVE BEGINNING JULY 19, 2009
1.0	PRODUCT DESCRIPTION
The Products is dual-port 10GbE Converged Network Adapter (CNA) that supports Enhanced Ethernet (CEE) and Fibre Channel over Ethernet (FCoE) protocols for IBM System x.  The adapter is shipped without any optical or copper media (SFP+). Each HBA includes management software that the user uses to configure, monitor and perform any necessary maintenance, including updating firmware.
1.1	Additional Description of Products.
Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference:
“Brocade 10Gb CNA for IBM System x Based on Brocade PCIe 2.0 Dual Port CNA (Tomcat)” Product Requirements Document (“PRD”) Version 1.1 June 20, 2009
2.0	DEVELOPMENT REQUIREMENTS
2.1	Product Testing
Product Qualification and Test Plans shall be performed to the following test plans as agreed to by both parties:
▪	IBM Beckley System Compatibility Test Plan — Brocade 10Gb Dual-port CNA, v 1.4, dated May 2009

▪	IBM Beckley XCSA Test Plan, dated May 2009
2.2	Deliverables
Seller shall, at its cost, use commercially reasonable efforts during the Test Phases to provide deliverables requested by Buyer in conformance with the test schedule that has been documented in “Brocade 10Gb CNA for IBM System x Based on Brocade PCIe 2.0 Dual Port CNA (Tomcat)” Product Requirements Document (“PRD”) Version 1.1 June 20, 2009” as mutually agreed to by both parties.
2.3	Development
Buyer will provide WA’s to Supplier for [**] adapters for test phases [**]. The adapters will comply with the Brocade’s specification agreed to in writing by the parties and will incorporate all of the design change requests mutually agreed to by the parties in “Brocade 10Gb CNA for IBM System x Based on Brocade PCIe 2.0 Dual Port CNA (Tomcat)” Product Requirements Document (“PRD”) Version 1.1 June 20, 2009”

Product	Quantity
A2B Level Switches (BBFV CNA)	[**]

P0.1 Level Switches (SDV CNA)	[**]
P1 Level Switches (SIT CNA)	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.4	Product Number Unique Terms.
The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer’s procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.
3.0	PROPRIETARY OWNERSHIP
3.1	Buyer Proprietary Ownership.
Buyer will own rights to the following technology contained in the Brocade 10Gb CNA’s for IBM System x — Software packaging and testing for Update Express Support Packages (USXP) as specified in Modular and Blade Systems Building Block Software Integration Guide is under Buyer Proprietary ownership.
3.2	Seller’s Proprietary Ownership
Except for the proprietary information provided by Buyer, the items listed in Section 3.1 above and Buyer patents that read on the implementation, Buyer makes no further claims of ownership.
4.0	PART NUMBER UNIQUE TERMS

4.1	Product Price List And Description
See Attachment 6 to SOW #3, Consolidated Price List
4.2	Product Unit Terms And Repair Pricing
HBA’s are not repairable.
4.3	Warranty Period.
The warranty period for the Brocade 10Gb CNA for IBM System x equipment is [**] from the date of shipment. For this Product, SFP’s are shipped separate from the equipment. The SFP warranty period is [**] from the date of shipment (see table below). All other terms and conditions of Section 8.2 of SOW#3 for warranty period apply to this PUA.

			SFP	SFP
	SFP	SFP	FRU - Shipped	FRU – Shipped
PRODUCT &	Shipped Installed	Shipped separately	installed	separately
HW Warranty	(Warranty)	(Warranty)	(Warranty)	(Warranty)
10 Gb CNA for IBM System x [**]	(SFP’s are NOT shipped installed)	[**]	(SFP’s are NOT shipped installed)	[**] or balance of original SFP warranty

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.0	WA FLEXIBILITY

	Increase of Product Quantity to a WA	Cancellation of Product Quantity to a WA	Rescheduling of Product Quantity to a WA
Number of Days prior to a WA	Scheduled Delivery Date	Scheduled Delivery Date	Scheduled Delivery Date
Scheduled Delivery Date	(% of WA Quantity)	(% of WA Quantity)	(% of WA Quantity)
Less than [**] days	As mutually agreed upon	[**]	[**]
From [**] days to [**] days	[**]	[**]	[**]
From [**] days to [**] days	[**]	[**]	[**]
More than [**] days	[**]	[**]
While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.
6.0	SUPPLIER PRODUCT WITHDRAW
Supplier will provide Buyer with [**] written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product.  Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] from the receipt of Supplier’s notice of End of Life.  Buyer will provide a revised EOL FRU forecast in each year during the [**] EOL period, as requested by Supplier.  Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] prior to the End of Life date (last date of manufacture or sales/distribution date).  Such Product purchases must be scheduled to ship no later than the End of Life date.  For delivery requests outside of the Notice Period or order requests after Buyer’s last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer’s request(s).
7.0	SUPPLY OF PRODUCTS
Supplier shall deliver products as specified in WA/PO for forecasted orders. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified, Supplier will notify Buyer of such inability to deliver Products along with an estimate of the duration of such shortage. If Supplier fails to correct such inability to supply Product or fails to develop a plan acceptable to Buyer, Buyer will have the right to cancel such POs or portions thereof by written notice. If Buyer cancels WA/PO,  Buyer’s only obligation is to pay for Products already delivered at the time of Buyer’s cancellation notice.
8.0	COMMUNICATIONS
All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.
8.1	Business Coordinators.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	International Business Machines
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax		Fax
E-mail	[**]	E-mail	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2	Technical Coordinators.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	International Business Machines
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax		Fax
E-mail	[**]	E-mail	[**]
All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	International Business Machines
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)
E-mail	[**]	E-mail	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment 6
PRODUCT PART NUMBERS AND PRICING

Freight -
DDU for
hub locs
Buyer		Fulfillment			Ship	FCA for	**Software
Part	Supplier Part	locations	Product		group	non-hub	Main-
Number	Number *	(if required) *	Description	Unit Price of Product	adder	loc	tenance	Total Price

2GBit/sec Products
[**]	[**]	[**]	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FCSwitch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools, and Ship Group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Asm, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, and Web Tools	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Asm, Value Line Module	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	ISL Trunking	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Freight -
DDU for
hub locs
Buyer		Fulfillment			Ship	FCA for	**Software
Part	Supplier Part	locations	Product		group	non-hub	Main-
Number	Number *	(if required) *	Description	Unit Price of Product	adder	loc	tenance	Total Price

[**]	[**]	[**]	Extended Fabrics	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]

Freight -
DDU for
hub locs
Intel		Fulfillment			Ship	FCA for	**Software
Part	Supplier Part	hub locations	Product		group	non-hub	Main-
Number	Number *	(if required) *	Description	Unit Price of Product	adder	loc	tenance	Total Price

2GBit/sec Products (Intel)
[**]	[**]	[**]	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	ISL Trunking	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Extended Fabrics	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Freight -
DDU for
hub locs
Buyer		Fulfillment			Ship	FCA for	**Software
Part	Supplier Part	hub locations	Product		group	non-hub	Main-
Number	Number *	(if required) *	Description	Unit Price of Product	adder	loc	tenance	Total Price

4GBit/sec Products
[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	10 Port POD (SW4020)	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Fabric Watch	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Freight -
DDU for
hub locs
Buyer		Fulfillment			Ship	FCA for	**Software
Part	Supplier Part	hub locations	Product		group	non-hub	Main-
Number	Number *	(if required) *	Description	Unit Price of Product	adder	loc	tenance	Total Price

[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)			[**]
[**]	[**]	[**]	ISL Trunking			[**]
[**]	[**]	[**]	Advance Performance Monitor			[**]
[**]	[**]	[**]	Extended Fabrics			[**]
[**]	[**]	[**]	Fabric Manager v5.x	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advanced Security Activation			[**]
[**]	[**]	[**]	Multi-pack of FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools; NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Multi-pack of FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools; NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Multi-pack of FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools, NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Multi-pack of FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools, NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Freight -
DDU for
							hub locs	Total Price
	Buyer		Fulfillment			Ship	FCA for	(Software Maintenance
Buyer Part	Assembly	Supplier Part	locations	Product	Unit Price of	group	non-hub	is not applicable for
Number	Number	Number *	(if required) *	Description	Product	adder	loc	these products)

Brocade 8Gb FC Single & Dual port HBA for System x
[**]	[**]	[**]	[**]	Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Freight -
DDU for
							hub locs	Total Price
	Buyer		Fulfillment			Ship	FCA for	(Software Maintenance
Buyer Part	Assembly	Supplier Part	locations	Product	Unit Price of	group	non-hub	is not applicable for
Number	Number	Number *	(if required) *	Description	Product	adder	loc	these products)

[**]	[**]	[**]	[**]	Single port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Dual port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	FRU, 8G SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]	[**]	[**]
Brocade 10Gb CNA for IBM System x
[**]	[**]	[**]	[**]	Brocade 10Gb FCoCEE Dual port CNA, 3U bracket, NO SFPs installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	FRU, 10Gb Dual-Port CNA with 3u bracket attached, NO SFPs installed, 2u bracket in clamshell; single FRU pack overpacked in multipack. MUST be ordered in quantity of 5 units.	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Dual port 2u bracket (140pc bulk package) MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	Brocade 10G SR SFP+ (1-pack)	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PRODUCT UNIT TERMS & REPAIR PRICING:

Repair Price
Buyer P/N	Supplier P/N	Description	TAT	(USD)*

2GBit/sec Products
[**]	[**]	Option, FC Switch Module	[**]	[**]
[**]	[**]	CRU, Value Line Switch Module	[**]	[**]
[**]	[**]	Asm, FC Switch Module	[**]	[**]
[**]	[**]	Option, Value Line Module	[**]	[**]
[**]	[**]	Asm, Value Line Module	[**]	[**]

*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Repair Price
Intel P/N	Supplier P/N	Description	TAT	(USD)*

2GBit/sec Products
[**]	[**]	Option, FC Switch Module	[**]	[**]
[**]	[**]	CRU, Value Line Switch Module	[**]	[**]
[**]	[**]	Option, Value Line Module	[**]	[**]

*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Repair Price
Buyer P/N	Supplier P/N	Description	TAT	(USD)*

4GBit/sec Products
[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]
[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
[**]	[**]	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Buyer
Buyer Part	Assembly	Supplier Part			Repair Price
Number	Number	Number *	Product Description	TAT	(USD)*

Brocade 8Gb FC Single & Dual port HBA for System x *
[**]	[**]	[**]	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]
[**]	[**]	[**]	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]
[**]	[**]	[**]	FRU, 8G SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]

*	Products listed are replacement only as covered by the warranties in the agreement.

Buyer
Buyer Part	Assembly	Supplier Part			Repair Price
Number	Number	Number *	Product Description	TAT	(USD)*

Brocade 10Gb CNA for IBM System x*
[**]	[**]	[**]	FRU, 10Gb Dual-Port CNA with 3u bracket attached, No SFP installed, 2u bracket in clamshell; single FRU pack overpacked in multipack. MUST be ordered in quantity of 5 units.	[**]	[**]
[**]	[**]	[**]	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]

*	Products listed are replacement only as covered by the warranties in the agreement.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.